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                                                                     EXHIBIT 4.3

                         NOTICE OF GUARANTEED DELIVERY


     This Notice of Guaranteed Delivery, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates for the shares of common stock of AROC Inc. are not immediately available, or if time will not permit all other documents required by the Letter of Transmittal to be delivered to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase (defined below)). Such form may be delivered by hand or transmitted by mail or overnight courier, or (for Eligible Institutions (as defined below) only) by facsimile transmission, to the Depositary. THE ELIGIBLE INSTITUTION THAT COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

                       The Depositary for the Offer is:

                        REGISTRAR AND TRANSFER COMPANY

                               Delivery Address:


             By Hand Delivery,                     By Facsimile:
         Overnight Courier or Mail:

       Registrar and Transfer Company             (908) 497-2311
       Attn: Reorganization Department
              10 Commerce Drive
             Cranford, NJ  07016
                (800) 368-5948


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to AROC Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 29, 2001 (the "Offer to Purchase"), and the related Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of common stock, par value $0.001 per share (the "Shares"), of the Company listed below, pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase.

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               ______________________________________________
               |                                             |
               | Number of Shares:__________________________ |
               |                                             |
               | Name(s):__________________________________  |
               |             (Please Print)                  |
               |                                             |
               | Certificate Nos. (if available):__________  |
               |                                             |
               | __________________________________________  |
               |                                             |
               | ___________________________________________ |
               |                                             |
               | Address:___________________________________ |
               |                                             |
               | ___________________________________________ |
               |                                             |
               | ___________________________________________ |
               |                                             |
               |____________________________________________ |

              GUARANTEE (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity that is a member in good standing of the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (an "Eligible Institution"), hereby guarantees (i) that the above-named person(s) has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, (ii) that such tender of Shares complies with Rule 14e-4, and (iii) to deliver to the Depositary at one of its addresses set forth above certificate(s) for the Shares tendered hereby, in proper form for transfer, together with a properly completed and duly executed Letter(s) of Transmittal (or manually signed facsimile(s) thereof), with any required signature guarantee(s) and any other required documents, all within three trading days after the date hereof.


___________________________________         ___________________________________
Name of Firm                                Authorized Signature

___________________________________         ___________________________________
Address                                     Name

___________________________________         ___________________________________
City, State, Zip Code                       Title

___________________________________
Area Code and Telephone Number:

Dated: _______________, 2001

     DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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